UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 25, 2024
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THE AES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-12291	54-1163725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard
Arlington, Virginia 22203
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:
(703) 522-1315
NOT APPLICABLE
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 25, 2024, The AES Corporation (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) virtually via live webcast. The final voting results for each of the matters voted on at the Annual Meeting are provided below.

Proposal 1: The election of eleven directors, each to hold office for a one-year term expiring at the annual meeting of stockholders to be held in 2025.

Director Name	For	Against	Broker Non-Votes	Abstain
Gerard M. Anderson	614,602,147	1,191,158	29,964,687	768,438
Inderpal S. Bhandari	614,231,653	1,581,479	29,964,687	748,611
Janet G. Davidson	613,970,410	1,838,683	29,964,687	752,650
Andrés R. Gluski	613,867,033	1,930,970	29,964,687	763,740
Holly K. Koeppel	603,563,498	12,256,955	29,964,687	741,290
Julia M. Laulis	612,305,172	3,499,572	29,964,687	756,999
Alain Monié	606,411,585	9,392,294	29,964,687	757,864
John B. Morse, Jr.	598,741,591	16,955,360	29,964,687	864,792
Moisés Naím	601,026,541	14,771,319	29,964,687	763,791
Teresa M. Sebastian	533,898,941	62,795,788	29,964,687	19,867,014
Maura Shaughnessy	612,327,074	3,487,994	29,964,687	746,675

Proposal 2: Approval, on an advisory basis, of the Company’s executive compensation.

For:	593,427,753
Against:	22,330,802
Abstain:	803,188
Broker Non-Votes:	29,964,687

Proposal 3: Ratification of the appointment of Ernst & Young LLP as the independent auditor of the Company for fiscal year 2024.

For:	641,814,069
Against:	4,180,158
Abstain:	532,203
Broker Non-Votes:	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

THE AES CORPORATION

Date:	April 26, 2024	By:	/s/ Paul L. Freedman
		Name:	Paul L. Freedman
		Title:	Executive Vice President, General Counsel and Corporate Secretary